UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 28, 2004

WORLDQUEST NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation or organization)	0-27751 (Commission file number)	75-2838415 (I.R.S. employer identification number)

14911 QUORUM DRIVE, SUITE 140 DALLAS, TEXAS (Address of principal executive offices)	75254 (Zip code)

Registrant’s telephone number, including area code: (972) 361-1980

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ITEM 5. OTHER EVENTS.

     On July 28, 2004, WorldQuest Networks, Inc. (the “Company”) issued a press release announcing the sell of its Cash2India subsidiary. A copy of such press release and the information set forth therein are deemed to be furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934.

ITEM 7. EXHIBITS.

     (c) Exhibits

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated July 28, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDQUEST NETWORKS, INC.
Date: July 28, 2004	By:	/s/ Victor E. Grijalva
Victor E. Grijalva
Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated July 28, 2004

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